REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement is made and entered into this 2nd day of September, 1997, between eSoft, Inc. (the "Company") and Transition Partners, Limited ("Transition") and Pantheon Capital Ltd. ("Pantheon").


                                   RECITALS


      A. Transition and Pantheon have entered into agreements with the Company pursuant to which Transition and Pantheon will provide consulting services to the Company and be compensated therefore by receipt of shares of Common Stock and/or options or warrants to purchase shares of Common Stock of the Company.

      B. The Company intends to make a public offering of its shares of Common Stock in Canada, and promptly after completion of that offering, to file a registration statement covering its Common Stock under the Securities Exchange Act of 1934 (the "1934 Act").

      C. The Company has agreed to grant to Transition and Pantheon and to their assigns certain rights relating to the registration of their shares of the Company's Common Stock under the Securities Act of 1933 (the "1933 Act") after the Company has registered its Common Stock under the 1934 Act.

            IT IS THEREFORE AGREED:

            1. Promptly after the completion of the public offering of shares of Common Stock of the Company in Canada, the Company shall cause to be filed a registration statement on Form 10-SB or other appropriate form to register the Common Stock under the 1934 Act (the "1934 Act Registration").

            2. At any time after the 1934 Act Registration has been filed with the U.S. Securities and Exchange Commission ("SEC") either Pantheon or Transition or their assigns may request that the Company file a registration statement under the 1933 Act on Form S-3 or an equivalent form to register the shares of the Company's Common Stock then held by said shareholder or issuable to the shareholder pursuant to the exercise of options, warrants or other rights, in order to permit the sale by such shareholder to the public of the shares so registered.

            3. Upon receipt of a request to register any of the shares under the 1933 Act on Form S-3, the Company shall immediately notify the other party to this Agreement and all successors of the requesting shareholder or the other party who own any of the shares of Common Stock or any of the options, warrants or other securities under which shares of Common Stock are issuable that were originally acquired pursuant to agreements between the Company and Transition or Pantheon, to inform such persons that a registration statement has been requested to be filed and offering to such persons the opportunity to have their share then held or subject to acquisition included within the S-3 registration statement. The Company shall include in such registration all shares with respect to which written request for inclusion are received by the Company within twenty (20) days after such notice.

            4. As promptly as possible after the Company receives such request for registration on Form S-3 and has received responses from the persons to whom it has furnished the notice required by paragraph 3 (but in no event sooner than 90 days after the effectiveness of the registration of the Company shares under the 1934 Act), the Company shall cause to be filed a registration statement registering all of the shares requested by the requesting shareholder and by those who have responded to the aforesaid notice. In the event that the registration statement is not filed with the SEC within 60 days after the shareholder request (or within 60 days after the expiration of the 90 days if the request is received before that date) the Company shall issue to the requesting party additional shares equal to 10% of the shares of the requesting party which were requested to be registered and the same number of additional shares for each 30-day period beyond such 60-day period that such registration statement is not filed.

            5. Upon filing the registration statement on Form S-3, the Company shall use all reasonable efforts to cause said registration statement to become effective, including causing such amendments to the registration statement as may be reasonably required and such exhibits and other documents to be filed as may be reasonably necessary to accomplish that result.

            6. Upon request by the requesting shareholder, the Company shall also cause applications to be filed for registration of the shares for sale in up to five states selected by the requesting shareholder to permit the sale of the shares in such states pursuant to the registration requirements or an exemption from such registration requirements of the laws of such states.

            7. In connection with the aforesaid registration, the Company shall agree to indemnify the shareholders against liability for false or misleading information contained in the S-3 registration statement in accordance with usual indemnification provisions attendant to such registrations. Each selling shareholder whose shares are included within such registration statement shall also indemnify the Company against liability for false or misleading information included in the registration statement that has been provided to the Company by such selling shareholder.

            8. This Agreement is entered into in the State of Colorado and shall be construed in accordance with the laws of such state.



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

            In witness whereof the parties have caused this agreement to be duly executed by their duly authorized officer as of this 2nd day of September 1997.

                                    eSOFT, INC.

                                    By: /s/Philip L. Becker
                                       -----------------------------------------
                                        Philip L. Becker, President

                                    TRANSITION PARTNERS, LIMITED

                                    By: /s/W. Terrance Schreier
                                       -----------------------------------------
                                         W. Terrance Schreier, President

                                    PANTHEON CAPITAL LTD.

                                    By: /s/Kent Nuzum
                                       -----------------------------------------
                                         Kent Nuzum, Director


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